Exhibit 99.2

Rexford INDUSTRIAL

Supplemental Financial Reporting Package

Fourth Quarter 2015

Rexford Industrial Realty, Inc.
NYSE: REXR
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Table of Contents

Section	Page

Corporate Data:
Investor Company Summary	3
Financial and Portfolio Highlights and Common Stock Data	4
Consolidated and Combined Financial Results:
Consolidated and Combined Balance Sheet	5
Consolidated and Combined Statement of Operations	6-7
Non‐GAAP FFO and AFFO Reconciliations	8-9
Statement of Operations Reconciliations	10-11
Same Property Portfolio Performance	12-13
Joint Venture Financial Summary	14-15
Capitalization Summary	16
Debt Summary	17
Debt Covenants	18
Portfolio Data:
Portfolio Overview	19
Occupancy and Leasing Trends	20
Leasing Statistics	21
Top Tenants and Lease Segmentation	22
Capital Expenditure Summary	23
Properties Under Repositioning	24
Acquisitions and Dispositions Summary	25
Net Asset Value Components	26
Fixed Charge Coverage Ratio	27
Definitions / Discussion of Non‐GAAP Financial Measures	28-29
Disclosures:
Forward Looking Statements: This supplemental package contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward‐looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.
For a further discussion of these and other factors that could cause our future results to differ materially from any forward‐looking statements, see Item 1A. Risk Factors in our 2014 Annual Report on Form 10‐K, as amended, which was filed with the Securities and Exchange Commission (“SEC”) on March 9, 2015. We disclaim any obligation to publicly update or revise any forward‐looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Fourth Quarter 2015	Page 2
Supplemental Financial Reporting Package

Investor Company Summary

Senior Management Team
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
Patrick Schlehuber	Director of Acquisitions
Bruce Herbkersman	Director of Construction & Development
Shannon Lewis	Director of Leasing & Asset Management
Ashley Arthur	Director of Property Operations

Board of Directors
Richard Ziman	Chairman
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Peter Schwab	Director
Tyler H. Rose	Director

Company Contact Information
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310‐966‐1680
www.RexfordIndustrial.com

Investor Relations Information
ICR
Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage
Bank of America Merrill Lynch	Juan Sanabria
Citigroup Investment Research	Emmanuel Korchman
D.A Davidson	Barry Oxford
J.P. Morgan	Michael W. Mueller, CFA
Jeffries LLC	Jonathan Peterson
Wells Fargo Securities	Brendan Maiorana, CFA
Wunderlich Securities	Craig Kucera

Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.

Fourth Quarter 2015	Page 3
Supplemental Financial Reporting Package

Financial and Portfolio Highlights and Common Stock Data (1)
(in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Financial Results:
Total rental revenues	$26,059	$23,335	$22,281	$20,931	$19,370
Net income	$1,056	$617	$196	$81	$145
Net income per common share-basic and diluted	$0.02	$0.01	$0.00	$0.00	$0.00
Company share of Recurring FFO	$11,870	$11,201	$11,089	$10,085	$8,932
Recurring FFO per common share-basic and diluted	$0.21	$0.20	$0.20	$0.20	$0.21
Company share of FFO	$11,365	$10,780	$10,220	$9,513	$8,145
FFO per common share-basic and diluted	$0.21	$0.20	$0.19	$0.19	$0.19
EBITDA	$14,606	$13,508	$12,364	$11,819	$10,334
Adjusted EBITDA	$16,385	$14,607	$14,066	$12,927	$12,585
Dividend declared per common share	$0.135	$0.135	$0.12	$0.12	$0.12
Portfolio Statistics:
Portfolio SF-consolidated	11,955,455	11,078,912	10,649,768	10,253,580	9,829,020
Ending occupancy-consolidated portfolio	89.2%	88.8%	88.4%	89.5%	90.7%
Pro‐forma occupancy including uncommenced leases	89.3%	90.5%	90.0%	90.8%	90.7%
Leasing spreads-cash	6.4%	5.4%	7.0%	4.5%	1.9%	(2)
Leasing spreads-GAAP	12.9%	16.3%	15.4%	11.6%	11.8%	(2)
Same Property Performance:
Total rental revenue growth	2.8%	5.0%	5.5%	4.2%	8.8%
Total property expense growth	-5.4%	-3.2%	3.8%	-3.4%	4.1%
NOI growth	4.8%	8.4%	6.2%	7.4%	10.7%
Cash NOI growth	7.5%	7.1%	8.0%	7.3%	9.7%
Same Property Portfolio ending occupancy	94.4%	93.7%	92.6%	92.4%	92.1%
Stabilized Same Property Portfolio ending occupancy	95.6%	94.8%	94.0%	94.9%	93.7%
Same Property Portfolio occupancy growth (ppt)	1.6%	2.4%	2.3%	2.1%	2.3%
Capitalization:
Common stock price at quarter end	$16.36	$13.79	$14.58	$15.81	$15.71
Common shares issued and outstanding	55,265,243	55,198,780	55,051,832	54,909,083	43,382,425
Total shares and units issued and outstanding at period end (3)	57,291,885	57,265,484	57,229,405	57,205,769	45,705,769
Weighted average shares outstanding ‐ basic and diluted	55,244,664	55,145,963	54,963,093	50,683,528	43,234,602
Total equity market capitalization	$937,295	$789,691	$834,405	$904,423	$718,038
Total consolidated debt	$418,698	$335,904	$296,715	$269,879	$357,076
Total combined market capitalization (debt and equity)	$1,350,792	$1,120,512	$1,121,132	$1,126,761	$1,066,508
Ratios:
Net debt (pro‐rata) to total combined market capitalization	30.6%	29.5%	25.6%	19.7%	32.7%
Net debt (pro‐rata) to adjusted EBITDA (quarterly results annualized)	6.3x	5.7x	5.1x	4.3x	6.9x
(1)For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.
(2)Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash and GAAP growth for total leases (new & renewal) executed during Q4-14 was 3.3% and 13.3%, respectively.

(3)
Includes the following number of OP Units held by noncontrolling interests: 2,026,642 (Dec 31, 2015), 2,066,704 (Sep 30, 2015), 2,177,573 (Jun 30, 2015), 2,296,686 (Mar 31, 2015) and 2,323,344 (Dec 31, 2014). Excludes the following number of shares of unvested restricted stock: 333,441 (Dec 31, 2015), 389,123 (Sep 30, 2015), 407,463 (Jun 30, 2015), 420,280 (Mar 31, 2015) and 320,017 (Dec 31, 2014). Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units which were granted in Q4-15.

Fourth Quarter 2015	Page 4
Supplemental Financial Reporting Package

Consolidated Balance Sheets
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	12/31/15	9/30/15	6/30/2015	3/31/2015	12/31/2014
Assets
Land	$492,704	$445,454	$420,349	$392,594	$368,033
Buildings and improvements	650,075	620,341	586,178	557,382	530,191
Tenant improvements	28,977	26,539	25,008	22,417	21,404
Furniture, fixtures, and equipment	188	188	188	188	188
Construction in progress	16,822	14,265	13,181	13,306	10,646
Total real estate held for investment	1,188,766	1,106,787	1,044,904	985,887	930,462
Accumulated depreciation	(103,623)	(96,403)	(89,539)	(83,140)	(76,884)
Investments in real estate, net	1,085,143	1,010,384	955,365	902,747	853,578
Cash and cash equivalents	5,201	5,083	9,988	47,541	8,606
Notes receivable	—	—	13,137	13,135	13,137
Rents and other receivables, net	3,040	2,221	2,210	1,892	1,812
Deferred rent receivable	7,827	7,009	6,067	5,520	5,165
Deferred leasing costs, net	5,331	5,044	4,526	3,744	3,608
Deferred loan costs, net	1,445	1,595	1,745	1,895	2,045
Acquired lease intangible assets, net(1)	30,383	27,838	28,580	26,504	28,136
Indefinite‐lived intangible	5,271	5,271	5,271	5,271	5,271
Other assets	5,523	5,491	5,221	5,534	4,699
Acquisition related deposits	—	1,250	1,400	250	2,110
Investment in unconsolidated real estate entities	4,087	4,056	4,018	4,013	4,018
Total Assets	$1,153,251	$1,075,242	$1,037,528	$1,018,046	$932,185
Liabilities
Notes payable	$418,154	$335,058	$296,333	$269,541	$356,362
Interest rate swap liability	3,144	4,716	2,960	3,279	1,402
Accounts payable and accrued expenses	12,631	13,886	9,257	11,566	10,053
Dividends payable	7,806	7,504	6,655	6,639	5,244
Acquired lease intangible liabilities, net(2)	3,387	2,700	2,579	2,903	3,016
Tenant security deposits	11,539	10,523	9,711	9,112	8,768
Prepaid rents	2,846	1,935	2,517	1,144	1,463
Total Liabilities	459,507	376,322	330,012	304,184	386,308
Equity
Common stock	553	552	550	549	434
Additional paid in capital	722,722	722,102	720,583	719,199	542,318
Cumulative distributions in excess of earnings	(48,103)	(41,613)	(34,702)	(28,235)	(21,673)
Accumulated other comprehensive loss	(3,033)	(4,546)	(2,847)	(3,147)	(1,331)
Total stockholders' equity	672,139	676,495	683,584	688,366	519,748
Noncontrolling interests	21,605	22,425	23,932	25,496	26,129
Total Equity	693,744	698,920	707,516	713,862	545,877
Total Liabilities and Equity	$1,153,251	$1,075,242	$1,037,528	$1,018,046	$932,185

(1)	Includes net above-market tenant lease intangibles of $6,225 (Dec. 31, 2015), $5,621 (Sept. 30, 2015), $5,725 (June 30, 2015), $3,312 (March 31, 2015) and $3,644 (Dec. 31 2014).

(2)	Includes net below-market tenant lease intangibles of $3,174 (Dec. 31, 2015), $2,479 (Sept. 30, 2015), $2,350 (June 30, 2015), $2,666 (March 31, 2015) and $2,771 (Dec. 31 2014).

Fourth Quarter 2015	Page 5
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands, except share and per share data)

	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Revenues
Rental income	$22,665	$20,617	$19,275	$18,557	$16,719
Tenant reimbursements	3,074	2,377	2,844	2,184	2,417
Other income	320	341	162	190	234
Total rental revenues	26,059	23,335	22,281	20,931	19,370
Management, leasing, and development services	105	186	161	132	206
Interest income	—	153	280	277	282
Total Revenues	26,164	23,674	22,722	21,340	19,858
Operating Expenses
Property expenses	7,118	6,237	5,874	5,771	5,477
General and administrative	3,952	3,778	3,740	3,546	3,486
Depreciation and amortization	10,821	10,642	10,490	9,884	8,443
Total Operating Expenses	21,891	20,657	20,104	19,201	17,406
Other Expense
Acquisition expenses	528	528	847	233	627
Interest expense	2,724	2,245	1,658	1,826	1,655
Total Other Expense	3,252	2,773	2,505	2,059	2,282
Total Expenses	25,143	23,430	22,609	21,260	19,688
Equity in income (loss) from unconsolidated real estate entities	35	45	12	1	(25)
Gain from early repayment of note receivable	—	581	—	—	—
(Loss) gain on extinguishment of debt	—	(253)	71	—	—
Net Income	1,056	617	196	81	145
Less: net income attributable to noncontrolling interest	(40)	(24)	(8)	(4)	—
Net income attributable to Rexford Industrial Realty, Inc.	1,016	593	188	77	145
Less: earnings allocated to participating securities	(71)	(53)	(49)	(50)	(38)
Net income attributable to common stockholders	$945	$540	$139	$27	$107

Earnings per Common Share ‐ Basic and Diluted
Net income attributable to common stockholders	$0.02	$0.01	$0.00	$0.00	$0.00
Weighted average shares outstanding ‐ basic and diluted	55,244,664	55,145,963	54,963,093	50,683,528	43,234,602

Fourth Quarter 2015	Page 6
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
Rental Revenues
Rental income	$22,665	$16,719	$81,114	$56,636
Tenant reimbursements	3,074	2,417	10,479	7,661
Other income	320	234	1,013	307
Total Rental Revenues	26,059	19,370	92,606	64,604
Management, leasing, and development services	105	206	584	860
Interest income	—	282	710	1,117
Total Revenues	26,164	19,858	93,900	66,581
Operating Expenses
Property expenses	7,118	5,477	25,000	18,382
General and administrative	3,952	3,486	15,016	12,144
Depreciation and amortization	10,821	8,443	41,837	28,608
Total Operating Expenses	21,891	17,406	81,853	59,134
Other Expense
Acquisition expenses	528	627	2,136	2,038
Interest expense	2,724	1,655	8,453	6,400
Total Other Expense	3,252	2,282	10,589	8,438
Total Expenses	25,143	19,688	92,442	67,572
Equity in income (loss) from unconsolidated real estate entities	35	(25)	93	(29)
Gain from early repayment of note receivable	—	—	581	—
Loss on extinguishment of debt	—	—	(182)	—
Loss on sale of real estate	—	—	—	(150)
Net Income (Loss) from Continuing Operations	1,056	145	1,950	(1,170)
Discontinued Operations
Income from discontinued operations before gain on sale of real estate	—	—	—	21
Gain on sale of real estate	—	—	—	2,125
Income from Discontinued Operations	—	—	—	2,146
Net Income	1,056	145	1,950	976
Less: net income attributable to noncontrolling interest	(40)	—	(76)	(80)
Net income attributable to Rexford Industrial Realty, Inc.	1,016	145	1,874	896
Less: earnings allocated to participating securities	(71)	(38)	(223)	(102)
Net income attributable to common stockholders	$945	$107	$1,651	$794

Fourth Quarter 2015	Page 7
Supplemental Financial Reporting Package

Non-GAAP FFO (1)
(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Funds From Operations (FFO)
Net Income	$1,056	$617	$196	$81	$145
Add:
Depreciation and amortization, including amounts in discontinued operations	10,821	10,642	10,490	9,884	8,443
Depreciation and amortization from unconsolidated joint ventures	5	4	20	28	66
Deduct:
Gain on sale of real estate from unconsolidated joint ventures	—	—	—	—	3
FFO (2)	11,882	11,263	10,706	9,993	8,651
Company share of FFO (3)(4)	$11,365	$10,780	$10,220	$9,513	$8,145

FFO per share‐basic and diluted	$0.21	$0.20	$0.19	$0.19	$0.19

FFO	11,882	11,263	10,706	9,993	8,651
Add:
Non‐recurring legal fees (reimbursements)(5)	—	(88)	64	369	205
Acquisition expenses	528	528	847	233	627
Recurring FFO (2)	$12,410	$11,703	$11,617	$10,595	$9,483
Company share of Recurring FFO (3)	$11,870	$11,201	$11,089	$10,085	$8,932

Recurring FFO per share‐basic and diluted	$0.21	$0.20	$0.20	$0.20	$0.21

Weighted‐average shares outstanding‐basic and diluted	55,244,664	55,145,963	54,963,093	50,683,528	43,234,602
Weighted-average diluted shares and units	57,289,069	57,257,186	57,220,536	52,989,102	45,705,769

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)
FFO and Recurring FFO for the three months ended September 30, 2015, includes the following: (i) $581 gain from the early repayment of the Calle Perfecto note receivable and (ii) $253 loss on extinguishment of debt. FFO and Recurring FFO for the three months ended June 30, 2015, includes a $71 gain on extinguishment of debt.

(3)
Company share of FFO and Recurring FFO is based on the weighted average interest in our operating partnership of 96.4%, 96.3%, 96.1%, 95.6% and 94.6% for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(4)
Company share of FFO excludes FFO allocated to participating securities of $99, $76, $76, $71 and $38 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively. Participating securities include unvested shares of restricted stock, unvested LTIP units and unvested performance units.

(5)
Non-recurring legal fees (reimbursements) relate to litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K, as amended, and Item 1. Legal Proceedings in our subsequent quarterly reports on Form 10-Q.

Fourth Quarter 2015	Page 8
Supplemental Financial Reporting Package

Non-GAAP AFFO (1)
(unaudited and in thousands)
AFFO

	Rexford Industrial Realty, Inc.
	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015(2)	December 31, 2014(2)
Adjusted Funds From Operations (AFFO)
Funds From Operations	$11,882	$11,263	$10,706	$9,993	$8,651
Add:
Amortization of deferred financing costs	194	200	209	209	206
Fair value lease expense	48	69	46	39	115
Non‐cash stock compensation	494	443	467	348	250
Straight line corporate office rent expense adjustment	(1)	21	37	24	—
Loss (gain) on extinguishment of debt	—	253	(71)	—	—
Deduct:
Straight line rental revenue adjustment(3)	1,409	1,039	612	365	595
Capitalized payments (4)	651	548	497	344	302
Note receivable discount amortization	—	38	71	69	68
Note payable premium amortization	33	33	33	92	82
Gain from early repayment of note receivable	—	581	—	—	—
Recurring capital expenditures(5)	1,346	921	871	392	908
2nd generation tenant improvements and leasing commissions(6)	762	701	893	706	918
Unconsolidated joint venture AFFO adjustments	4	5	(4)	(9)	3
AFFO	$8,412	$8,383	$8,421	$8,654	$6,346

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)	For comparability, prior period amounts have been reclassified to conform to current period presentation.

(3)
For the three months ended December 31, 2015, the straight line rental revenue adjustment includes $727 of concessions and $554 of free rent under a license agreement at one of our properties. The straight line rental revenue adjustment includes concessions of $870, $485, $358, and $494 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(4)	Includes capitalized interest, and leasing and construction development compensation.

(5)
Excludes nonrecurring capital expenditures of $4,018, $4,222, $3,312, $2,920, and $4,118 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

(6)
Excludes 1st generation tenant improvements and leasing commissions of $418, $624, $996, $236 and $640 for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014, respectively.

Fourth Quarter 2015	Page 9
Supplemental Financial Reporting Package

Statement of Operations Reconciliations (1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net Operating Income (NOI)
Rental income	$22,665	$20,617	$19,275	$18,557	$16,719
Tenant reimbursements	3,074	2,377	2,844	2,184	2,417
Other income	320	341	162	190	234
Total rental revenues	26,059	23,335	22,281	20,931	19,370

Property expenses	7,118	6,237	5,874	5,771	5,477
NOI	$18,941	$17,098	$16,407	$15,160	$13,893
Fair value lease revenue	48	69	46	39	115
Straight line rental revenue adjustment	(1,409)	(1,039)	(612)	(365)	(595)
Cash NOI	$17,580	$16,128	$15,841	$14,834	$13,413

Net Income	$1,056	$617	$196	$81	$145
Add:
General and administrative	3,952	3,778	3,740	3,546	3,486
Depreciation and amortization	10,821	10,642	10,490	9,884	8,443
Acquisition expenses	528	528	847	233	627
Interest expense	2,724	2,245	1,658	1,826	1,655
Loss (gain) on extinguishment of debt	—	253	(71)	—	—
Subtract:
Management, leasing, and development services	105	186	161	132	206
Interest income	—	153	280	277	282
Equity in income (loss) from unconsolidated real estate entities	35	45	12	1	(25)
Gain from early repayment of note receivable	—	581	—	—	—
NOI	$18,941	$17,098	$16,407	$15,160	$13,893
Fair value lease revenue	48	69	46	39	115
Straight line rental revenue adjustment	(1,409)	(1,039)	(612)	(365)	(595)
Cash NOI	$17,580	$16,128	$15,841	$14,834	$13,413

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

Fourth Quarter 2015	Page 10
Supplemental Financial Reporting Package

Statement of Operations Reconciliations (1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net income	1,056	617	196	81	145
Interest expense	2,724	2,245	1,658	1,826	1,655
Proportionate share of interest expense from
unconsolidated joint ventures	—	—	—	—	25
Depreciation and amortization	10,821	10,642	10,490	9,884	8,443
Proportionate share of real estate related depreciation and
amortization from unconsolidated joint ventures	5	4	20	28	66
EBITDA	$14,606	$13,508	$12,364	$11,819	$10,334
Stock‐based compensation amortization	494	443	467	348	250
Loss (gain) on extinguishment of debt	—	253	(71)	—	—
Gain from early repayment of note receivable	—	(581)	—	—	—
Non‐recurring legal fees (reimbursements)(2)	—	(88)	64	369	205
Acquisition expenses	528	528	847	233	627
Pro forma effect of acquisitions(3)	757	544	395	158	1,169
Adjusted EBITDA	$16,385	$14,607	$14,066	$12,927	$12,585

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)
Non‐recurring legal fees (reimbursements) relate to Litigation. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10‐K, as amended, and Item 1. Legal Proceedings in our subsequent quarterly reports on Form 10‐Q.

(3)
Represents the estimated impact of Q4'15 acquisition as if they had been acquired October 1, 2015, Q3'15 acquisitions as if they had been acquired July 1, 2015, Q2'15 acquisitions as if they had been acquired April 1, 2015, Q1'15 acquisitions as if they had been acquired January 1, 2015 and Q4'14 acquisitions as if they had been acquired October 1, 2014. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

Fourth Quarter 2015	Page 11
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
Statement of Operations and NOI Reconciliation	(unaudited and in thousands)

Same Property Portfolio Statement of Operations:

	Three Months Ended December 31,				Year Ended December 31,
	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change
Rental Revenues
Rental income	$12,533	$12,080	$453	3.8%	$48,545	$46,423	$2,122	4.6%
Tenant reimbursements	1,593	1,671	(78)	(4.7)%	5,976	6,106	(130)	(2.1)%
Other income	228	213	15	7.0%	600	282	318	112.8%
Total Rental Revenues	14,354	13,964	390	2.8%	55,121	52,811	2,310	4.4%
Interest income	—	—	—	0.0%	—	1	(1)	(100.0)%
Total Revenues	14,354	13,964	390	2.8%	55,121	52,812	2,309	4.4%
Operating Expenses
Property expenses	3,876	3,964	(88)	(2.2)%	14,950	15,162	(212)	(1.4)%
Depreciation and amortization	4,469	4,855	(386)	(8.0)%	18,343	21,103	(2,760)	(13.1)%
Total Operating Expenses	8,345	8,819	(474)	(5.4)%	33,293	36,265	(2,972)	(8.2)%
Other Expense
Interest expense	—	185	(185)	(100.0)%	549	1,062	(513)	(48.3)%
Total Other Expense	—	185	(185)	(100.0)%	549	1,062	(513)	(48.3)%
Total Expenses	8,345	9,004	(659)	(7.3)%	33,842	37,327	(3,485)	(9.3)%
Net Income	$6,009	$4,960	$1,049	21.1%	$21,279	$15,485	$5,794	37.4%

Same Property Portfolio NOI Reconciliation:

	Three Months Ended December 31,				Year Ended December 31,
NOI	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change
Net Income	$6,009	$4,960			$21,279	$15,485
Add:
Interest expense	—	185			549	1,062
Depreciation and amortization	4,469	4,855			18,343	21,103
Deduct:
Interest income	—	—			—	1
NOI	$10,478	$10,000	$478	4.8%	$40,171	$37,649	$2,522	6.7%
Straight-line rents	(149)	(438)			(569)	(1,015)
Amort. above/below market leases	36	80			191	370
Cash NOI	$10,365	$9,642	$723	7.5%	$39,793	$37,004	$2,789	7.5%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

Fourth Quarter 2015	Page 12
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
NOI Reconciliation, Portfolio Summary and Occupancy	(unaudited and dollars in thousands)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended December 31,				Year Ended December 31,
	2015	2014	$ Change	% Change	2015	2014	$ Change	% Change
Rental income	$12,533	$12,080	$453	3.8%	$48,545	$46,423	$2,122	4.6%
Tenant reimbursements	1,593	1,671	(78)	(4.7)%	5,976	6,106	(130)	(2.1)%
Other income	228	213	15	7.0%	600	282	318	112.8%
Total rental revenues	14,354	13,964	390	2.8%	55,121	52,811	2,310	4.4%
Property expenses	3,876	3,964	(88)	(2.2)%	14,950	15,162	(212)	(1.4)%
NOI	$10,478	$10,000	$478	4.8%	$40,171	$37,649	$2,522	6.7%
Straight-line rents	(149)	(438)	289	(66.0)%	(569)	(1,015)	446	(43.9)%
Amort. above/below market leases	36	80	(44)	(55.0)%	191	370	(179)	(48.4)%
Cash NOI	$10,365	9,642	$723	7.5%	$39,793	37,004	$2,789	7.5%

Same Property Portfolio Summary:

	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Number of properties	62	62
Square Feet	6,083,359	6,011,359

Same Property Portfolio Occupancy:

	December 31, 2015		December 31, 2014		Change (ppt)
	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Occupancy:
Los Angeles County	94.8%	96.9%	96.0%	95.9%	(1.2)%	1.0%
Orange County	96.1%	96.1%	96.2%	96.2%	(0.1)%	(0.1)%
San Bernardino County	96.2%	96.2%	87.6%	87.6%	8.6%	8.6%
Ventura County	95.5%	95.5%	90.5%	90.5%	5.0%	5.0%
San Diego County	89.1%	89.1%	81.7%	81.7%	7.4%	7.4%
Total/Weighted Average	94.4%	95.6%	92.8%	92.7%	1.6%	2.9%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)
Reflects the square footage and occupancy of our Same Property Portfolio adjusted for space aggregating 72,000 rentable square feet that was classified as repositioning as of December 31, 2015. For additional details, refer to page 24 of this report.

Fourth Quarter 2015	Page 13
Supplemental Financial Reporting Package

Joint Venture Financial Summary
Balance Sheet	(unaudited and in thousands)

	Mission Oaks (1)
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets:
Investments in real estate, net	$21,558	$21,153	$20,690	$20,635	$20,268
Cash and cash equivalents	2,474	2,631	2,891	2,573	2,331
Rents and other receivables, net	34	5	183	220	231
Deferred rent receivable	61	39	2	—	—
Deferred leasing costs and acquisition related intangible assets, net	140	152	74	164	290
Acquired above-market leases, net	—	—	—	44	110
Other assets	13	16	22	28	19
Total Assets	$24,280	$23,996	$23,862	$23,664	$23,249

Liabilities:
Accounts payable, accrued expenses and other liabilities	$646	$686	$836	$930	$678
Deferred rent payable	—	—	—	4	11
Tenant security deposits	436	429	429	292	292
Prepaid rents	168	130	177	129	—
Total Liabilities	1,250	1,245	1,442	1,355	981

Equity:
Equity	8,202	8,202	8,202	8,202	8,202
Accumulated deficit and distributions	14,828	14,549	14,218	14,107	14,066
Total Equity	23,030	22,751	22,420	22,309	22,268

Total Liabilities and Equity	$24,280	$23,996	$23,862	$23,664	$23,249

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

(1)	These financial statements represent amounts attributable to the entities and do not represent our 15% proportionate share.

Fourth Quarter 2015	Page 14
Supplemental Financial Reporting Package

Joint Venture Financial Summary(1)
Statement of Operations	(unaudited and in thousands)

Statement of Operations:

	Mission Oaks (2)
	Three Months Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Income Statement
Rental revenues	$526	$502	$373	$348	$807
Tenant reimbursements	106	191	312	315	355
Other operating revenues	(2)	2	—	—	—
Total revenue	630	695	685	663	1,162

Total operating expense	288	334	423	425	555
NOI	342	361	262	238	607

General and administrative	36	3	13	12	11
Depreciation and amortization	27	27	138	185	442
Interest expense	—	—	—	—	165
Loss on Extinguishment of Debt	—	—	—	—	70
Gain on sale of assets/investments	—	—	—	—	(13,389)
Total expense (income)	351	364	574	622	(12,146)
Net Income	$279	$331	$111	$41	$13,308

EBITDA
Net income	$279	$331	$111	$41	$13,308
Interest expense	—	—	—	—	165
Depreciation and amortization	27	27	138	185	442
EBITDA	$306	$358	$249	$226	$13,915

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture:

Net income	$279	$331	$111	$41	$13,308

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%
Company share	42	50	17	6	1,996
Intercompany eliminations/basis adjustments	(7)	(5)	(5)	(5)	(2,021)
Equity in net income (loss) from unconsolidated real estate entities	$35	$45	$12	$1	$(25)

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 28 of this report.

(2)	These financial statements represent amounts attributable to the entities and do not represent our 15% proportionate share.

Fourth Quarter 2015	Page 15
Supplemental Financial Reporting Package

Capitalization Summary
(unaudited and in thousands, except share and per share data)

Capitalization as of December 31, 2015

Description	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Common shares (1)	55,265,243	55,198,780	55,051,832	54,909,083	43,382,425
Operating partnership units(2)	2,026,642	2,066,704	2,177,573	2,296,686	2,323,344
Total shares and units at period end	57,291,885	57,265,484	57,229,405	57,205,769	45,705,769
Share price at end of quarter	$16.36	$13.79	$14.58	$15.81	$15.71
Total Equity Market Capitalization	$937,295	$789,691	$834,405	$904,423	$718,038

Total Debt	$418,698	$335,904	$296,715	$269,879	$357,076
Less: Cash and cash equivalents	(5,201)	(5,083)	(9,988)	(47,541)	(8,606)
Net Debt	$413,497	$330,821	$286,727	$222,338	$348,470

Total Combined Market Capitalization (Debt and Equity)	$1,350,792	$1,120,512	$1,121,132	$1,126,761	$1,066,508

Net debt to total combined market capitalization	30.6%	29.5%	25.6%	19.7%	32.7%
Net debt to adjusted EBITDA (quarterly results annualized)(3)	6.3x	5.7x	5.1x	4.3x	6.9x

(1) Excludes the following number of shares of unvested restricted stock: 333,441 (December 31, 2015), 389,123 (September 30, 2015), 407,463 (June 30, 2015), 420,280 (March 31, 2015) and 320,017 (December 31, 2014).
(2) Represents outstanding common units of the Company' s operating partnership, Rexford Industrial Realty, LP, that are owned by unit holders other than Rexford Industrial Realty, Inc. Represents the noncontrolling interest in our operating partnership. Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units which were granted during Q4-15.
(3) For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

Fourth Quarter 2015	Page 16
Supplemental Financial Reporting Package

Debt Summary
(unaudited and dollars in thousands)

Debt Detail:
As of December 31, 2015

Debt Description	Maturity Date	Stated Interest Rate	Effective Interest Rate(1)	Principal Balance	Maturity Date of Effective Swaps
Secured Debt:
$60M Term Loan	8/1/2019(2)	LIBOR + 1.90%	3.818%	60,000	2/15/2019
Gilbert/La Palma	3/1/2031	5.125%	5.125%	3,044	--
12907 Imperial Highway	4/1/2018	5.950%	5.950%	5,299	--
1065 Walnut St	2/1/2019(6)	4.550%	4.550%	9,855	--
Unsecured Debt:
$100M Term Loan Facility	6/11/2019	LIBOR +1.25%(3)	3.040%	50,000	12/14/2018
$100M Term Loan Facility(4)	6/11/2019	LIBOR +1.25%(3)	1.680%	50,000	--
$200M Revolving Credit Facility(5)	6/11/2018(2)	LIBOR +1.30%(3)	1.730%	140,500	--
$100M Senior Notes	8/6/2025	4.290%	4.290%	100,000	--
Total Consolidated:			2.935%	418,698
(1) Includes the effect of interest rate swaps effective as of December 31, 2015, and excludes the effect of discounts/premiums, deferred loan costs and the unused commitment fee.
(2) One additional one‐year extension is available, provided that certain conditions are satisfied.
(3) The applicable LIBOR margin will range from 1.30% to 1.90% for the revolving credit facility and 1.25% to 1.85% for the term loan facility, depending on the ratio of our outstanding consolidated indebtedness to the value of our consolidated gross asset value, which is measured on a quarterly basis. As a result, the effective interest rate will fluctuate from period to period.
(4) We have executed a forward interest swap that will effectively fix $50M of this $100M term loan at 2.005% plus the applicable term loan facility LIBOR margin from 2/16/16 to 12/14/18.
(5) The credit facility is subject to an unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100M or over $100M, respectively.
(6) One additional five‐year extension is available, provided that certain conditions are satisfied.

Debt Composition:
Category	Avg. Term Remaining (yrs)(1)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed(2)	6.3	3.95%	3.95%	$228,198	55%
Variable(2)	2.7	LIBOR + 1.29%	1.72%	$190,500	45%
Secured	3.9		4.11%	$78,198	19%
Unsecured	4.8		2.67%	$340,500	81%
(1) The weighted average remaining term to maturity of our consolidated debt is 4.7 years.
(2) If all of our interest rate swaps were effective as of December 31, 2015, our consolidated debt would be 66% fixed and 34% variable. See footnote (4) above.

Debt Maturity Schedule:
Year	Secured	Unsecured Debt	Total	% Total	Interest Rate
2016-2017	—	—	—	—%	—%
2018	5,299	140,500	145,799	35%	1.883%
2019	69,855	100,000	169,855	41%	3.002%
Thereafter	3,044	100,000	103,044	25%	4.315%
Total	$78,198	$340,500	$418,698	100%	2.935%

Fourth Quarter 2015	Page 17
Supplemental Financial Reporting Package

Debt Covenants
(unaudited results)

Unsecured Revolving Credit Facility and Term Loan Facility Covenants(1)

	Covenant	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Maximum Leverage Ratio	less than 60%	36.3%	30.2%	28.1%	26.6%
Maximum Secured Leverage Ratio	less than 45%	5.9%	6.2%	15.1%	16.7%
Maximum Secured Recourse Debt(2)	less than 15%	0.0%	—%	—%	—%
Maximum Recourse Debt(2)	less than 15%	--	--	1.0%	1.1%
Minimum Tangible Net Worth	$582,432,000	$753,641,000	$755,982,000	$756,231,000	$762,145,000
Minimum Fixed Charge Coverage Ratio	at least 1.50 to 1.00	4.72 to 1.00	5.26 to 1.00	8.47 to 1.00	7.60 to 1.00
Unencumbered Leverage Ratio	less than 60%	33.6%	27.1%	17.1%	13.1%
Unencumbered Interest Coverage Ratio	at least 1.75 to 1.00	3.31 to 1.00	3.87 to 1.00	5.96 to 1.00	7.55 to 1.00

(1)	Our actual performance for each covenant is calculated based on the definitions set forth in the loan agreement.

(2)	On July 15, 2015, we amended our credit agreement. The amendment provides for, among other things, the replacement of the maximum recourse debt covenant with a maximum secured recourse debt covenant.

Fourth Quarter 2015	Page 18
Supplemental Financial Reporting Package

Portfolio Overview
at 12/31/15	(unaudited results)

Consolidated Portfolio:

		Rentable Square Feet			Occupancy				Annualized Base Rent
Market	# Properties	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Total Portfolio Excluding Repositioning(1)	Total (in thousands)(2)	per SF
Greater San Fernando Valley	23	1,283,251	1,329,723	2,612,974	87.3%	84.7%	86.0%	94.0%	21,274	$9.47
San Gabriel Valley	12	978,356	350,858	1,329,214	99.8%	100.0%	99.8%	99.8%	10,644	$8.02
Central LA	4	190,663	196,647	387,310	100.0%	87.9%	93.9%	100.0%	3,631	$9.99
Mid-Counties	10	522,430	302,740	825,170	100.0%	79.1%	92.3%	100.0%	5,615	$7.37
South Bay	13	331,076	658,281	989,357	98.2%	89.5%	92.5%	97.4%	8,093	$8.85
Los Angeles County	62	3,305,776	2,838,249	6,144,025	94.8%	87.3%	91.4%	97.0%	49,257	$8.77

North Orange County	6	459,754	184,262	644,016	96.5%	100.0%	97.5%	97.5%	5,769	$9.19
West Orange County	2	—	285,777	285,777	0.0%	100.0%	100.0%	100.0%	2,263	$7.92
South Orange County	1	—	46,178	46,178	0.0%	100.0%	100.0%	100.0%	371	$8.04
OC Airport	6	289,040	222,230	511,270	95.6%	22.2%	63.7%	96.2%	2,899	$8.90
Orange County	15	748,794	738,447	1,487,241	96.1%	76.6%	86.4%	97.8%	11,302	$8.79

Inland Empire West	11	495,431	675,452	1,170,883	95.5%	97.6%	96.7%	96.7%	8,204	$7.24
Inland Empire East	2	85,282	—	85,282	100.0%	0.0%	100.0%	100.0%	551	$6.46
San Bernardino County	13	580,713	675,452	1,256,165	96.2%	97.6%	97.0%	97.0%	8,755	$7.19

Ventura	11	649,128	495,143	1,144,271	95.5%	95.1%	95.3%	95.3%	9,011	$8.26
Ventura County	11	649,128	495,143	1,144,271	95.5%	95.1%	95.3%	95.3%	9,011	$8.26

North County San Diego	6	584,258	—	584,258	91.1%	0.0%	91.1%	91.1%	4,980	$9.36
Central San Diego	11	137,989	1,124,805	1,262,794	95.5%	66.3%	69.5%	98.7%	9,973	$11.37
South County San Diego	1	76,701	—	76,701	62.6%	0.0%	62.6%	62.6%	432	$9.00
San Diego County	18	798,948	1,124,805	1,923,753	89.1%	66.3%	75.8%	94.0%	15,386	$10.56
CONSOLIDATED TOTAL / WTD AVG	119	6,083,359	5,872,096	11,955,455	94.4%	83.8%	89.2%	96.5%	93,710	$8.79

Unconsolidated Joint Ventures:
Ventura	1	—	68,370	68,370	0.0%	55.0%	55.0%	55.0%	311	$8.26
UNCONSOLIDATED TOTAL / WTD AVG	1	—	68,370	68,370	0.0%	55.0%	55.0%	55.0%	311	$8.26

Total Portfolio:
GRAND TOTAL / WTD AVG	120	6,083,359	5,940,466	12,023,825	94.4%	83.5%	89.0%	96.3%	94,020	$8.78

(1)
Excludes space at nine of our properties that were in various stages of repositioning (including current and future repositioning) or lease-up as of December 31, 2015. See page 24 for additional details on these properties.

(2)
Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of December 31, 2015, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Fourth Quarter 2015	Page 19
Supplemental Financial Reporting Package

Occupancy and Leasing Trends
(unaudited results, data represents consolidated portfolio only)

Occupancy by County:

	Dec 31, 2015(1)	Sep 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014
Occupancy:
Los Angeles County	91.4%	86.1%	87.7%	87.1%	91.0%
Orange County	86.4%	85.1%	84.4%	92.6%	92.1%
San Bernardino County	97.0%	97.2%	96.7%	96.3%	92.1%
Ventura County	95.3%	94.7%	90.8%	91.8%	91.4%
San Diego County	75.8%	91.7%	87.5%	89.0%	86.3%
Total/Weighted Average	89.2%	88.8%	88.4%	89.5%	90.7%

Consolidated Portfolio SF	11,955,455	11,078,912	10,649,768	10,253,580	9,829,020

Leasing Activity:

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014
Leasing Activity (SF): (2)
New leases	343,876	216,499	283,695	458,301	201,269
Renewal	237,935	323,085	442,019	319,849	229,226
Gross leasing	581,811	539,584	725,714	778,150	430,495

Expiring leases	378,694	455,677	857,483	625,534	388,816
Net absorption	203,117	83,907	(131,769)(3)	152,616	41,679
Retention rate	63%	71%	52%(3)	51%	59%

Weighted Average New/Renewal Leasing Spreads:

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	June 30, 2015	Mar 31, 2015	Dec 31, 2014
Cash Rent Change	6.4%	5.4%	7.0%	4.5%	1.9%(4)
GAAP Rent Change	12.9%	16.3%	15.4%	11.6%	11.8%(4)

(1)	See page 19 for the occupancy by county of our total consolidated portfolio excluding repositioning space.

(2)	Excludes month-to-month tenants.

(3)
Excluding the effect of two move-outs aggregating 146,133 square feet at two of our repositioning properties, Birch and Frampton, our net absorption was 14,364 square feet and our retention rate was 62%, respectively.

(4)	Excluding the effect of one 15,040 sqft lease transaction in our San Diego market, the weighted average cash and GAAP growth for total executed leases was 3.3% and 13.3%, respectively.

Fourth Quarter 2015	Page 20
Supplemental Financial Reporting Package

Leasing Statistics
(unaudited results, data represents consolidated portfolio only)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Fourth Quarter 2015:
New	61	343,876	4.8	9.5%	17.6%
Renewal (1)	58	237,935	3.0	4.3%	9.8%
Total/Weighted Average	119	581,811	4.1	6.4%	12.9%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy	Pro Forma Annualized Base Rent per SF
Los Angeles County	5,806	83	49,340	91.5%	$8.78
Orange County	—	—	11,302	86.4%	$8.79
San Bernardino County	1,680	13	8,768	97.1%	$7.19
Ventura County	3,318	34	9,045	95.6%	$8.27
San Diego County	1,818	22	15,408	75.9%	$10.56
Total/Weighted Average	12,622	$152	$93,862	89.3%	$8.79

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	—	1,290,124	—	—%	$—
MTM Tenants	117	247,789	2,716	2.9%	$10.96
2015(2)	11	152,349	1,128	1.2%	$7.40
2016	417	2,955,395	24,361	26.0%	$8.24
2017	362	2,188,195	19,138	20.4%	$8.75
2018	227	1,435,427	13,296	14.2%	$9.26
2019	59	915,368	7,570	8.1%	$8.27
2020	50	1,067,540	9,764	10.4%	$9.15
2021	21	487,033	5,231	5.6%	$10.74
2022	7	156,065	895	1.0%	$5.74
2023	4	106,278	1,284	1.4%	$12.08
2024	4	472,125	3,602	3.8%	$7.63
Thereafter	6	481,767	4,725	5.0%	$9.81
Total Portfolio	1,285	11,955,455	$93,710	100.0%	$8.79

(1)	100% of lease renewals during the quarter achieved positive cash rent growth.

(2)
Of the 11 leases expiring on December 31, 2015, six (6) leases aggregating 46,389 rentable square feet and $352,580 annualized base rent vacated, four (4) leases aggregating 28,967 rentable square feet and $216,653 annualized base rent subsequently renewed and one (1) lease with 76,993 rentable square feet and $558,704 annualized base rent relocated to another space.

Fourth Quarter 2015	Page 21
Supplemental Financial Reporting Package

Top Tenants and Lease Segmentation
(unaudited results, data represents consolidated portfolio only)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
32 Cold, LLC	Central LA	149,157	2.2%	$13.80	1/31/2026(1)
Cosmetic Laboratories of America, LLC	Greater San Fernando Valley	319,348	1.9%	$5.64	6/30/2020
PureTek Corporation, a California corporation	Greater San Fernando Valley	189,550	1.6%	$7.94	1/31/2026(2)
Valeant Pharmaceuticals International, Inc.	West Orange County	170,865	1.5%	$8.24	12/31/2019
Triumph Processing, Inc.	South Bay	164,662	1.4%	$7.86	5/31/2030
Senior Operations, Inc.	Greater San Fernando Valley	130,800	1.2%	$8.88	11/30/2024
Biosense Webster, Inc.	San Gabriel Valley	89,920	1.2%	$12.82	10/31/2020(3)
KT's Kitchen	South Bay	87,420	1.2%	$12.79	4/30/2021
Warehouse Specialists, Inc.	San Gabriel Valley	245,961	1.2%	$4.50	11/30/2017
Department of Corrections	Inland Empire West	58,781	1.1%	$18.25	3/31/2020
Top 10 Total / Wtd. Avg.		1,606,464	14.5%	$8.51

(1)	Includes (i) 78,280 rentable square feet expiring September 30, 2025 and (ii) 70,877 rentable square feet expiring January 31, 2026.
(2) As of December 31, 2015, PureTek occupied (i) 76,993 rentable square feet expiring December 31, 2015 with annualized base rent of approximately $7.26 PSF and (ii) 112,557 rentable square feet expiring January 31, 2026 with annualized base rent of approximately $8.44 PSF.
(3) Includes (i) 1,120 rentable square feet expiring September 30, 2016, (ii) 12,800 rentable square feet expiring September 30, 2017 and (iii) 76,000 rentable square feet expiring October 31, 2020.

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	907	1,895,912	$20,212	21.6%	$10.66
5,000‐9,999	157	1,089,921	10,823	11.5%	$9.93
10,000‐24,999	142	2,216,792	20,488	21.9%	$9.24
25,000‐49,999	35	1,229,941	10,495	11.2%	$8.53
>50,000	44	4,232,765	31,692	33.8%	$7.49
Total / Wtd. Avg.	1,285	10,665,331	$93,710	100.0%	$8.79

Fourth Quarter 2015	Page 22
Supplemental Financial Reporting Package

Capital Expenditure Summary
(unaudited results, in thousands, except square feet and per square foot data)
(data represents consolidated portfolio only)

Quarter Ended December 31, 2015

	Amount	SF(1)	PSF
Tenant Improvements:
New Leases‐1st Generation	$227	154,646	$1.47
New Leases‐2nd Generation	$258	156,828	$1.65
Renewals	$45	20,048	$2.24

Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$191	106,966	$1.79
New Leases‐2nd Generation	$336	223,355	$1.50
Renewals	$123	165,557	$0.74

Total Recurring Capex:
Recurring Capex	$1,346	11,502,212	$0.12
Recurring Capex % NOI	7.1%
Recurring Capex % Operating Revenue	5.2%

Nonrecurring Capex	$4,018	3,842,881	$1.05

Year Ended December 31, 2015

	Amount	SF(1)	PSF
Tenant Improvements:
New Leases ‐1st Generation	$736	516,605	$1.42
New Leases‐2nd Generation	$1,509	893,499	$1.69
Renewals	$190	209,910	$0.91

Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$1,538	868,335	$1.77
New Leases‐2nd Generation	$1,108	890,044	$1.24
Renewals	$255	579,677	$0.44

Total Recurring Capex:
Recurring Capex	$3,530	10,710,780	$0.33
Recurring Capex % NOI	5.2%
Recurring Capex % Operating Revenue	3.8%

Nonrecurring Capex	$14,472	6,118,145	$2.37

(1)
For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

Fourth Quarter 2015	Page 23
Supplemental Financial Reporting Package

Properties and Space Under Repositioning
As of December 31, 2015	(unaudited results, in thousands, except square feet)

Repositioning Properties
			Est. Construction Period		Costs Incurred
Property (Submarket)	Rentable Square Feet	Acquisition Date	Start	Completion	Purchase Price	Repositioning	Cumulative Investment to date(1)	Projected Total Investment(2)	Occ % 12/31/15	Actual Cash NOI 4Q‐2015(3)		Est. Annual Stabilized Cash NOI	Est.Period to Stabilization (months)(4)
CURRENT REPOSITIONING/LEASE-UP:
2610 & 2701 S. Birch St. (OC Airport)(5)	98,230	Jun 2014	2Q-2015	4Q-2015	$11,000	$2,596	$13,596	$13,606	0%	$(19)		$868	2 - 8
1601 Alton Pkwy. (OC Airport)	124,000	Jun 2014	4Q-2014	4Q-2016	$13,276	$1,016	$14,292	$18,663	40%	$103		$1,359	24 - 30
9401 De Soto Ave. (SF Valley)	150,263	Mar 2015	2Q-2015	1Q-2016	$14,075	$1,387	$15,462	$16,906	0%	$(24)		$1,007	2 - 8
24105 Frampton Ave. (South Bay)	49,841	Mar 2014	2Q-2015	1Q-2016	$3,930	$472	$4,402	$5,323	0%	$(43)		$362	1 - 7
9615 Norwalk Blvd. (Mid-Counties)(6)	38,362	Apr 2015	3Q-2015	2Q-2017	$9,642	$77	$9,719	$23,682	0%	$40		$1,556	16 - 22
12247 Lakeland Rd. (Mid-Counties)	24,875	Dec 2015	1Q-2016	3Q-2016	$4,257	$0	$4,257	$5,025	0%	$3		$297	10 - 16
2535 Midway Drive Phase I (Central SD)	228,824	Oct 2015	4Q-2015	1Q-2017	$19,295	$13	$19,308	$37,762	0%	$(64)		$2,696	23 - 29
2535 Midway Drive Phase II (Central SD)	144,920	Oct 2015	4Q-2017	1Q-2018	$0	$0	$0	$10,198	0%	$0		$1,493	24 - 36
TOTAL/WEIGHTED AVERAGE	859,315				$75,475	$5,561	$81,036	$131,165	6%	$(4)	(7)	$9,638

FUTURE REPOSITIONING:
679-691 S. Anderson St. (Central LA)	47,490	Nov 2014	1Q-2016	2Q-2016	$6,490	$22	$6,512	$7,770	50%	$53		$585	--

COMPLETED REPOSITIONING:
7110 Rosecrans Ave. (South Bay)	73,439	Jan 2014	3Q-2014	1Q-2015	$5,000	$746	$5,746	$5,746	100%	$113		$451	Stabilized
7900 Nelson Rd. (SF Valley)(8)	202,905	Nov 2014	1Q-2015	1Q-2016	$24,287	$1,059	$25,346	$25,887	100%	$166		$1,697	Stabilized
605 8th Street (SF Valley)(8)	55,715	Aug 2014	4Q-2014	1Q-2016	$5,075	$1,448	$6,523	$6,775	100%	$(10)		$439	Stabilized
TOTAL/WEIGHTED AVERAGE	332,059				$34,362	$3,253	$37,615	$38,408	100%	$269	(6)(7)	$2,587

Repositioning Space
					Est. Construction Period
Property (Submarket)			Rentable Square Feet	Space Under Repositioning	Start	Completion	Occ % 12/31/15			Actual Cash NOI 4Q‐2015(3)		Est. Annual Stabilized Cash NOI	Est.Period to Stabilization (months)(4)
15140 & 15148 Bledsoe St. (SF Valley)			133,356	72,000	1Q-2015	1Q-2016	46%			$104	(7)	$882	6

(1)	Cumulative investment‐to‐date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.

(2)
Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(3)
Represents the actual net operating income for each property for the three months ended December 31, 2015. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.

(4)	Represents the estimated remaining number of months, as of December 31, 2015, for the property to reach stabilization. Includes time to complete construction and to lease-up property.

(5)	Repositioning at 2610 & 2701 S. Birch was completed during 4Q-2015 and as of December 31, 2015 is in lease-up.

(6)
9615 Norwalk has 10.26 acres of partially paved storage yard/industrial land that is currently under a short-term lease. The current projected total investment reflects the cost of designing and constructing a new building after the short-term lease ends, and assumes we do not re-lease the land on a longer term basis. If we decide to re-lease the land on a longer term basis, the projected total investment would decrease to $10,729, which reflects the cost of making improvements to the storage yard/land, including upgrading the paving and adding lighting.

(7)
Actual NOI for the three months ended December 31, 2015, reflects the capitalization of $109 of real estate property taxes for current repositioning/lease-up, $35 for repositioning completed during the current quarter and $18 for repositioning space, respectively. We will continue to capitalize real estate property taxes during the period in which construction is taking place to get each repositioning property ready for its intended use.

(8)
As of December 31, 2015, we have substantially completed the repositioning of 7900 Nelson Road and 605 8th Street and have fully leased both buildings. The remaining construction work, which primarily consists of completing exterior improvements, is estimated to be completed in Q1-2016.

Fourth Quarter 2015	Page 24
Supplemental Financial Reporting Package

Current Year Acquisitions Summary
(unaudited results, data represents consolidated portfolio only)

2015 Acquisitions
Acquisition Date	Property Address	County	Submarket	Rentable Square Feet	Price ($ in MM)	Occ. % at Acquisition	Occ.% at December 31, 2015
1/21/2015	12907 Imperial Highway	Los Angeles	Mid-Counties	101,080	$12.2	100%	100%
1/21/2015	8902-8940 Activity Road	San Diego	Central San Diego	112,501	$18.5	93%	98%
3/9/2015	1210 North Red Gum Street	Orange	North Orange County	64,570	$7.7	100%	100%
3/18/2015	9401 De Soto Avenue(1)	Los Angeles	Greater San Fernando Valley	150,263(2)	$14.1	—%	—%
4/30/2015	9615 Norwalk Boulevard(1)	Los Angeles	Mid-Counties	38,362	$9.6	100%	—%
5/1/2015	16221 Arthur Street	Los Angeles	Mid-Counties	61,372	$5.8	100%	100%
5/12/2015	2588 & 2605 Industry Way	Los Angeles	South Bay	164,662	$22.0	100%	100%
5/15/2015	425 Hacienda Boulevard	Los Angeles	San Gabriel Valley	51,823	$7.0	100%	100%
6/29/2015	6700 S Alameda Street	Los Angeles	Central LA	78,280	$14.5	100%	100%
7/10/2015	12720-12860 Danielson Court	San Diego	Central San Diego	112,062	$16.9	100%	100%
7/29/2015	10950 Norwalk Boulevard & 12241 Lakeland Road	Los Angeles	Mid-Counties	18,995	$5.0	100%	100%
8/11/2015	610-760 W Hueneme Road & 5651-5721 Perkins Road	Ventura	Ventura	86,904	$9.6	87%	96%
9/1/2015	10701-10719 Norwalk Boulevard	Los Angeles	Mid-Counties	58,056	$7.2	100%	100%
9/18/2015	6020 Sheila Street	Los Angeles	Central LA	70,877	$12.2	—%	100%
9/30/2015	9805 6th Street	San Bernardino	Inland Empire West	81,377	$6.9	100%	100%
10/14/2015	16321-16327 Arrow Highway	Los Angeles	San Gabriel Valley	64,296	$8.1	100%	100%
10/22/2015	2535 Midway Drive(1)	San Diego	Central San Diego	373,744	$19.3	—%	—%
12/8/2015	601-605 Milliken Avenue	San Bernardino	Inland Empire West	128,322	$13.0	96%	95%
12/11/2015	1065 E. Walnut Street	Los Angeles	South Bay	172,420	$16.7	100%	100%
12/16/2015	12247 Lakeland Road(1)	Los Angeles	Mid-Counties	24,875	$4.3	—%	—%
12/30/2015	17311 Nichols Lane	Orange	West Orange County	114,912	$17.1	100%	100%
(1) As of December 31, 2015, this property was undergoing repositioning. See page 24 for additional details.
(2) Represents the expected square footage of the building after completion of the planned repositioning. At acquisition, the property was measured at 153,984 square feet.

Fourth Quarter 2015	Page 25
Supplemental Financial Reporting Package

Net Asset Value Components
At 12/31/2015	(unaudited and in thousands, except share data)

Net Operating Income
For the Three Months Ended
ProForma Net Operating Income (NOI)(1)	December 31, 2015
Total operating revenues	$26,059
Property operating expenses	(7,118)
Pro forma effect of acquisitions(2)	757
Pro forma NOI effect of properties and space under repositioning(3)	3,002
ProForma NOI	22,700
Fair value lease revenue	48
Straight line rental revenue adjustment	(1,409)
ProForma Cash NOI	$21,339

Balance Sheet Items

Other assets and liabilities	December 31, 2015
Cash and cash equivalents	$5,201
Rents and other receivables, net	3,040
Other assets	5,523
Accounts payable, accrued expenses and other liabilities	(12,631)
Dividends payable	(7,806)
Tenant security deposits	(11,539)
Prepaid rents	(2,846)
Total other assets and liabilities	(21,058)

Debt and Shares Outstanding

Total consolidated debt(4)	$418,698

Common shares outstanding(5)	55,265,243
Operating partnership units outstanding(6)	2,026,642
57,291,885
(1)For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 28 of this report.
(2)Represents the estimated impact of Q4'15 acquisitions as if they had been acquired October 1, 2015.
(3)Represents the estimated impact of properties and space under repositioning during Q4-15, as if the projects had been completed and the property was stabilized as of October 1, 2015. See page 24 for properties included.
(4)Excludes net deferred loan fees and net loan premium aggregating $544.
(5)Represents outstanding shares of common stock of the Company, which excludes 333,441 shares of unvested restricted stock.
(6)Represents outstanding common units of the Company's operating partnership, Rexford Industrial Realty, L.P., that are owned by unit holders other than Rexford Industrial Realty, Inc.

Fourth Quarter 2015	Page 26
Supplemental Financial Reporting Package

Fixed Charge Coverage Ratio
at 12/31/15	(unaudited and in thousands)

For the Three Months Ended
December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
EBITDA	14,606	13,508	12,364	11,819	10,334
Recurring cash distributions from unconsolidated joint ventures	46	54	37	34	89
Fair value lease expense	48	69	46	39	115
Non‐cash stock compensation	494	443	467	348	250
Straight line corporate office rent expense adjustment	(1)	21	37	24	—
Loss (gain) on extinguishment of debt	(33)	253	(71)	—	—
Straight line rental revenue adjustment	(1,409)	(1,039)	(612)	(365)	(595)
Capitalized payments	(345)	(296)	(311)	(334)	(302)
Note receivable discount amortization	—	(38)	(71)	(69)	(68)
Gain from early repayment of note receivable	—	(581)	—	—	—
Recurring capital expenditures	(1,346)	(921)	(871)	(392)	(908)
2nd generation tenant improvements and leasing commissions	(762)	(701)	(893)	(706)	(918)
Unconsolidated joint venture AFFO adjustments	(4)	(5)	4	9	(3)
Cash flow for fixed charge coverage calculation	11,294	10,767	10,126	10,407	7,994
Cash interest expense calculation detail:
Interest expense	2,724	2,245	1,658	1,826	1,655
Capitalized interest	306	252	186	10	42
Note payable premium amortization	33	33	33	92	82
Amortization of deferred financing costs	(194)	(200)	(209)	(209)	(206)
Cash interest expense	2,869	2,330	1,668	1,719	1,573

Fixed Charge Coverage Ratio	3.9	x	4.6	x	6.1	x	6.1	x	5.1	x

Fourth Quarter 2015	Page 27
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non‐cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re‐tenant our properties, (iv) capitalized interest costs resulting from the repositioning/redevelopment of certain of our properties, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non‐recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance.

Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.

Capital Expenditures, Non‐recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.

Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.

Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.

Cash NOI: Cash basis NOI is a non‐GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight‐line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non‐cash stock based compensation expense, gain on extinguishment of debt, loss on sale of real estate, non‐recurring legal fees and the pro‐forma effects of acquisitions and assets classified as held for sale.

Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.

Funds from Operations (FFO): We calculate FFO before non‐controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.

Fourth Quarter 2015	Page 28
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.

Proforma NOI: Proforma NOI is calculated by adding to NOI the estimated impact of current period acquisitions as if they had been acquired at the beginning of the reportable period. These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occurred at the beginning of the reportable period and may not be indicative of future operating results.

Properties Under Repositioning: Typically defined as properties where a significant amount of space is held vacant in order to implement capital improvements that improve the market rentability and leasing functionality of that space. Considered completed once investment is fully or nearly fully deployed and the property is marketable for leasing.

Recurring Funds From Operations (Recurring FFO): We calculate Recurring FFO by adjusting FFO to exclude the effect of non‐recurring expenses and acquisition expenses.

Rent Change ‐ Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.

Rent Change ‐ GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.

Same Property Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly‐owned by us as of January 1, 2014 and still owned by us as of December 31, 2015. The Company’s computation of same property performance may not be comparable to other REITs.

Space Under Repositioning: Defined as space held vacant in order to implement capital improvements to change the leasing functionality of that space. Considered completed once the repositioning has been completed and the unit is marketable for leasing.

Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude spaces that were under repositioning.

Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

Fourth Quarter 2015	Page 29
Supplemental Financial Reporting Package